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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) : January 3, 2005

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                                UTIX GROUP, INC.
               (Exact name of registrant as specified in Charter)

            Delaware                   ________________          75-2340624
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
 incorporation or organization)                              Identification No.)


                              170 Cambridge Street
                              Burlington, MA 01803
                    (Address of Principal Executive Offices)

                                  781-229-2589
                            (Issuer Telephone Number)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

(A) RESIGNATION OF DIRECTORS

     On January 3, 2005, Ms. Anne Concannon notified the Company that she is resigning as a member of the Board of Directors of the Registrant. Ms. Concannon resigned in order to devote her full attention to some private business interests. Ms. Concannon joined the Board of Directors of Utix Group, Inc in November 2003.

     On January 3, 2005, Mr. Peter Flatow notified the Company that he is resigning as a member of the Board of Directors of the Registrant. Mr. Flatow resigned in order to devote his full attention to his private business interests. Mr. Flatow joined the Board of Directors of Utix Group, Inc. in November 2003.

     The Registrant has requested a letter of resignation from Ms. Concannon and Mr. Flatow and will file any letter received by the Registrant from Ms. Concannon or Mr. Flatow as an exhibit to an amendment to their current report on Form 8-K within two (2) business days after receipt by the Registrant.

     The Board of Directors has not appointed a replacement for Ms Concannon or Mr. Flatow.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 6, 2005                    UTIX GROUP, INC.




                                           By: /s/ Anthony G. Roth
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                                               Anthony G. Roth
                                               Chief Executive Officer






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